EXHIBIT 10.3

FIRST AMENDMENT dated as of February 13, 2020 (this “Amendment”), to the Credit Agreement (as defined below) among DaVita Inc., as Borrower (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto and Wells Fargo Bank, National Association, as Administrative Agent.
RECITALS
A.     The Borrower, the Lenders party thereto from time to time, the other parties thereto and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), Collateral Agent and Swingline Lender, are party to that certain Credit Agreement dated as of August 12, 2019 (as may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).
B.     Section 11.1 of the Credit Agreement permits amendment of the Credit Agreement with the consent of the Administrative Agent, the Borrower and the Lenders providing the relevant Replacement Term Loan tranche to permit the refinancing of all outstanding Term Loans of any Class with a Replacement Term Loan tranche thereunder.
C.     On the First Amendment Effective Date (as defined below), the Borrower intends to (i) incur additional Tranche B Term Loans pursuant to Section 11.1 of the Credit Agreement in an aggregate principal amount of up to $2,743,125,000.00 (the “Tranche B-1 Term Facility” and the Term Loans thereunder, the “Tranche B-1 Term Loans”) and (ii) use the proceeds of the Tranche B-1 Term Loans to repay all Tranche B Term Loans (including all Tranche B Term Loans held by Existing Term Lenders (as defined below) that elect the “Post-Closing Settlement Option” on their signature page hereto (each such Lender, a “Post-Closing Option Lender”)) that are not exchanged for Tranche B-1 Term Loans outstanding immediately prior to the First Amendment Effective Date (such Tranche B Term Loans to be repaid, the “Original Tranche B Term Loans”) and accrued interest thereon and to pay fees and expenses incurred in connection with the foregoing.
D.     Subject to the terms and conditions set forth herein, each Person party hereto who has delivered a signature page as a Lender agreeing to provide Tranche B-1 Term Loans (each such Person who is a Term Lender holding Original Tranche B Term Loans immediately prior to the effectiveness of this Amendment and has elected the “Cashless Settlement Option” on their signature page hereto, a “Continuing Tranche B-1 Term Lender”; each such Person who is not a Continuing Tranche B-1 Term Lender or Post-Closing Option Lender, an “Additional Tranche B-1 Term Lender”; and each Continuing Tranche B-1 Term Lender, Additional Tranche B-1 Term Lender and Post-Closing Option Lender a “Tranche B-1 Term Lender”) has agreed to provide a commitment (the “Tranche B-1 Term Commitment”) in the amount set forth on its signature page hereto (or to convert all (or such lesser principal amount of its Original Tranche B Term Loans as the First Amendment Arrangers may allocate to such Continuing Tranche B-1 Term Lender) of its Original Tranche B Term Loans into Tranche B-1 Term Loans (such converted Tranche B-1 Term Loans, the “Converted Tranche B-1 Term Loans” and any such conversion of Original Tranche B Term Loans into Tranche B-1 Term Loans being referred to herein as a “Conversion”)). Any Lender holding Original Tranche B Term Loans immediately prior to the effectiveness of this Amendment that is not a Tranche B-1 Term Lender is referred to herein as an “Exiting Term Lender”.
E.     In order to effect the foregoing, the Borrower and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.
F.     Wells Fargo Securities, LLC, Credit Agricole Corporate and Investment Bank, JPMorgan Chase Bank, N.A, MUFG Bank, Ltd., Bank of America, N.A., Barclays Bank PLC, Credit Suisse Loan Funding LLC, Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc. and SunTrust Robinson Humphrey, Inc. will act as the joint lead arrangers and joint bookrunners with respect to this Amendment (the “First Amendment Arrangers”). The Bank of Nova Scotia and Sumitomo Mitsui Banking Corporation will act as co-managers and senior managing agents with respect to this Amendment.
AGREEMENTS
In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Tranche B-1 Term Lenders and the Administrative Agent hereby agree as follows:
ARTICLE I.
Amendment
SECTION 1.01.    Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.3 of the Credit Agreement also apply to this Amendment.

SECTION 1.02.    Tranche B-1 Term Commitments. (a) Subject to the terms and conditions set forth herein, on the First Amendment Effective Date, each Additional Tranche B-1 Term Lender agrees to fund a Tranche B-1 Term Loan in a principal amount not exceeding such Additional Tranche B-1 Term Lender’s Tranche B-1 Term Commitment set forth on its signature page hereto.
(a)    Subject to the terms and conditions set forth herein, on the First Amendment Effective Date, each Continuing Tranche B-1 Term Lender agrees to convert all (or such lesser principal amount of its Original Tranche B Term Loans as the First Amendment Arrangers may allocate to such Continuing Tranche B-1 Term Lender) of its Original Tranche B Term Loans into Converted Tranche B-1 Term Loans. Without limiting the generality of the foregoing, each Continuing Tranche B-1 Term Lender shall have a commitment to acquire by Conversion Converted Tranche B-1 Term Loans in the amounts of Original Tranche B Term Loans held by such Continuing Tranche B-1 Term Lender immediately prior to the First Amendment Effective Date (or such lesser principal amount of its Original Tranche B Term Loans as the First Amendment Arrangers may allocate to such Continuing Tranche B-1 Term Lender). Each party hereto acknowledges and agrees that notwithstanding any such Conversion, each such Continuing Tranche B-1 Term Lender shall be entitled to receive payment on the First Amendment Effective Date of the unpaid fees and interest accrued to such date with respect to all of its Original Tranche B Term Loans.
(b)    Each Lender, by delivering its signature page to this Amendment and funding, or converting its Original Tranche B Term Loans into, Tranche B-1 Term Loans on the First Amendment Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or to be approved by or satisfactory to, the Administrative Agent or any Class of Lenders on the First Amendment Effective Date. The commitments of the Tranche B-1 Term Lenders are several, and no Tranche B-1 Term Lender shall be responsible for any other Tranche B-1 Term Lender’s failure to make Tranche B-1 Term Loans.
(c)    Subject to the terms and conditions set forth herein, effective as of the First Amendment Effective Date, for all purposes of the Loan Documents, (i) the Tranche B-1 Term Commitments shall constitute “Commitments”, (ii) the Tranche B-1 Term Loans shall constitute “Term Loans” and (iii) each Tranche B-1 Term Lender shall become a “Term Lender” and a “Lender” (if such Tranche B-1 Term Lender is not already a Term Lender or Lender prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Tranche B-1 Term Commitment (or, following the making of a Tranche B-1 Term Loan, a Tranche B-1 Loan).
(d)    The Original Tranche B Term Loans of each Exiting Term Lender shall, immediately upon the effectiveness of this Amendment, be repaid in full (together with any unpaid fees and interest accrued thereon (other than funding losses payable to any Exiting Term Lenders pursuant to Section 2.20 of the Credit Agreement waived pursuant to clause (f) below)) with the proceeds of the Tranche B-1 Term Loans and other funds available to the Borrower. The Borrower shall, on the First Amendment Effective Date, pay to the Administrative Agent, for the accounts of the Persons that are Term Lenders immediately prior to the First Amendment Effective Date, all interest, fees and other amounts accrued to the First Amendment Effective Date with respect to the Original Tranche B Term Loans, whether or not such Original Tranche B Term Loans are converted pursuant to Section 1.02(b) of this Amendment (subject to clause (f) below).
(e)    Each Lender party hereto (including each Continuing Tranche B-1 Term Lender) waives (i) any right to compensation for losses, expenses or liabilities incurred by such Lender to which it may otherwise have been entitled pursuant to Section 2.20 of the Credit Agreement in respect of the transactions contemplated hereby, (ii) solely in respect of the prepayment of Original Tranche B Term Loans and the making of (or conversion into) Tranche B-1 Term Loans, as contemplated hereby, compliance with the requirements set forth in Section 2.10 of the Credit Agreement that the Borrower give prior notice of a voluntary prepayment of Loans and (iii) compliance with the requirements set forth in Section 5.2 of the Credit Agreement that the Borrower deliver a Borrowing Request within the time periods specified therein.
(f)    The Borrower and the Administrative Agent acknowledge and agree that the borrowing of the Tranche B-1 Term Loans pursuant to this Amendment will constitute a borrowing of Eurodollar Loans with an initial Interest Period beginning on the First Amendment Effective Date and ending on February 28, 2020.
SECTION 1.03.    Amendment of Credit Agreement. Effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(i)    The following definitions are hereby added in the appropriate alphabetical order to Section 1.1(or, to the extent applicable, are hereby amended and restated in their entirety):
“Conversion” has the meaning assigned thereto in the First Amendment.

“Converted Tranche B-1 Term Loans” has the meaning assigned thereto in the First Amendment.
“First Amendment” means the First Amendment to this Agreement dated as of February 13, 2020, among the Borrower, the other Loan Parties thereto, the Tranche B-1 Term Lenders party thereto and the Administrative Agent.
“First Amendment Effective Date” has the meaning assigned thereto in the First Amendment.
“Original Tranche B Term Loans” has the meaning assigned thereto in the First Amendment.
“Tranche B-1 Term Commitment” shall mean, with respect to each Term Lender, its obligation to make a Tranche B-1 Term Loan to the Borrower pursuant to the First Amendment (including pursuant to a Conversion of Original Tranche B Term Loans of such Term Lender) in an aggregate amount not to exceed the amount set forth on such Lender’s signature page to the First Amendment under the caption “Tranche B-1 Term Commitment” or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. On the First Amendment Effective Date the initial aggregate amount of the Tranche B-1 Term Commitments is $2,743,125,000.00.
“Tranche B-1 Term Facility” has the meaning assigned thereto in the First Amendment.
“Tranche B-1 Term Lender” has the meaning assigned thereto in the First Amendment.
“Tranche B-1 Term Loan” shall mean a Tranche B-1 Term Loan constituting a Replacement Term Loan made pursuant to, and as defined in, the First Amendment.
“Tranche B-1 Term Loan Maturity Date” shall mean August 12, 2026.
“Tranche B-1 Term Percentage” shall mean, as to any Tranche B-1 Term Lender at any time, the percentage which such Lender’s Tranche B-1 Term Commitment then constitutes of the aggregate Tranche B-1 Term Commitments (or, at any time after the First Amendment Effective Date, the percentage which the aggregate principal amount of such Lender’s Tranche B-1 Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche B-1 Term Loans then outstanding).
(ii)    The table set forth in the definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement is hereby amended by deleting the last line of such table and replacing it as follows:

	ABR Loans	Eurodollar Loans
Tranche B-1 Term Loans	0.75%	1.75%

(iii)    The definition of “Loan Documents” set forth in Section 1.1 of the Credit Agreement is hereby amended by (A) replacing the “and” appearing therein with “,” and (B) adding the text “and including the First Amendment” at the end of such definition.
(iv)    Each existing definition for “Tranche B Term Commitment”, “Tranche B Term Facility”, “Tranche B Term Lender”, “Tranche B Term Loan”, “Tranche B Term Loan Maturity Date” and “Tranche B Term Percentage” is hereby deleted in its entirety and all references to “Tranche B Term Commitment”, “Tranche B Term Facility”, “Tranche B Term Lender”, “Tranche B Term Loan”, “Tranche B Term Loan Maturity Date” and “Tranche B Term Percentage” in the Credit Agreement and the Loan Documents shall be deemed to be references to “Tranche B-1 Term Commitment”, “Tranche B-1 Term Facility”, Tranche B-1 Term Lender”, “Tranche B-1 Term Loan”, “Tranche B-1 Term Loan Maturity Date” and “Tranche B-1 Term Percentage”, respectively (other than any such references contained in (i) the introductory paragraphs to the Credit Agreement, (ii) the First Amendment and (iii) Sections 2.1, 2.2 and 2.8(e) of the Credit Agreement).

(v)    Clause (b) of Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“The Tranche B-1 Term Loan of each Tranche B-1 Term Lender shall mature (i) in quarterly installments on the last day of each March, June, September and December (commencing on March 31, 2020), each in an amount equal to such Lender’s Tranche B-1 Term Percentage multiplied by 0.25% of the aggregate principal amount of the Tranche B-1 Term Loans outstanding on the First Amendment Effective Date immediately after funding the Tranche B-1 Term Facility, until the Tranche B-1 Term Loan Maturity Date and (ii) on the Tranche B-1 Term Loan Maturity Date in an amount equal to all remaining outstanding Tranche B-1 Term Loans of such Tranche B-1 Term Lender.”
(vi)    The following is added as a new Section 2.11(i):
“In the event that, on or prior to the date that is six months after the First Amendment Effective Date, the Borrower (x) prepays, refinances, substitutes or replaces any Tranche B-1 Term Loan pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.11(a) that constitutes a Repricing Transaction), or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Tranche B-1 Term Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Tranche B-1 Term Loan so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Tranche B-1 Term Loan outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.”
SECTION 1.04.    Amendment Effectiveness. The effectiveness of this Amendment and the obligations of each Additional Tranche B-1 Term Lender to fund a Tranche B-1 Term Loan are subject to the satisfaction of the following conditions precedent (the first date of such satisfaction, the “First Amendment Effective Date”):
(a)    The Administrative Agent (or its counsel) shall have received from (i) the Borrower and each other Loan Party, (ii) each Tranche B-1 Term Lender and (iii) the Administrative Agent, either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.
(b)    The Borrower shall have obtained Tranche B-1 Term Commitments in an aggregate amount equal to $2,743,125,000.00. The Borrower shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section 1.04 shall pay in full (i) all of the Original Tranche B Term Loans (after giving effect to any Conversion thereof), (ii) all accrued and unpaid fees and interest with respect to the Original Tranche B Term Loans (including any such Original Tranche B Term Loans that will be converted to Tranche B-1 Term Loans on the First Amendment Effective Date) and (iii) to the extent invoiced, any amounts payable to the Persons that are Exiting Term Lenders immediately prior to the First Amendment Effective Date pursuant to Section 2.20 of the Credit Agreement, such payments to be made with the cash proceeds of the Tranche B-1 Term Loans to be made on the First Amendment Effective Date and other funds available to the Borrower.
(c)    Immediately before and after giving effect to the borrowing of the Tranche B-1 Term Loans and the repayment in full of the Original Tranche B Term Loans, the conditions set forth in paragraphs (b) and (c) of Section 5.2 of the Credit Agreement shall be satisfied on and as of the First Amendment Effective Date, and the Tranche B-1 Term Lenders shall have received a certificate of a Responsible Officer of the Borrower dated the First Amendment Effective Date to such effect.
(d)    The Administrative Agent shall have received:
(i)    a certificate of the secretary or assistant secretary of each Loan Party dated the First Amendment Effective Date, certifying (A) that either (x) a true and complete copy of each Constitutive Document of such Loan Party was attached to the secretary’s certificate dated August 12, 2019 thereto and such Constitutive Documents have not been altered since delivery of such Constitutive Documents on such date or (y) attaching a true and complete copy of each Constitutive Document of such Loan Party and certifying such Constitutive

Documents are in full force and effect on the First Amendment Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Amendment and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been further modified, rescinded or amended and are in full force and effect and (C) as to the incumbency and specimen signature of each officer executing the Amendment or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate in this clause (1)), including by reference to the incumbency certificate previously delivered in connection with the secretary’s certificate dated August 12, 2019; and
(ii)    a certificate as to the good standing of each Loan Party, to the extent requested by the Administrative Agent, as of a recent date, from such Secretary of State (or other applicable Governmental Authority).
(e)    The Administrative Agent shall have received a Borrowing Request in a form reasonably acceptable to the Administrative Agent requesting that the Additional Tranche B-1 Term Lenders make the Tranche B-1 Term Loans to the Borrower on the First Amendment Effective Date.
(f)    The Administrative Agent and the Lenders shall have received, sufficiently in advance of the First Amendment Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act, and including, without limitation, the information described in Section 11.17 of the Credit Agreement. At least three days prior to the First Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation and the Administrative Agent has provided the Borrower the name of each requesting Lender and its electronic delivery requirements at least 10 Business Days prior to the First Amendment Effective Date, the Administrative Agent and each such Lender requesting a Beneficial Ownership Certification (which request shall be made through the Administrative Agent) shall have received such Beneficial Ownership Certification.
(g)    The Administrative Agent and the First Amendment Arrangers shall have received, in immediately available funds, on or prior to the First Amendment Effective Date (i) all fees required to be paid to them by the Borrower as mutually agreed prior to the First Amendment Effective Date and (ii) payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, to the extent invoiced at least one Business Day prior to the First Amendment Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
The Administrative Agent shall notify the Borrower, the Tranche B-1 Term Lenders and the other Lenders of the First Amendment Effective Date and such notice shall be conclusive and binding.
ARTICLE II.
Miscellaneous
SECTION 2.01.    Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders, including the Tranche B-1 Term Lenders, and the Administrative Agent that, as of the First Amendment Effective Date and after giving effect to the transactions and amendments to occur on the First Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each Loan Party and constitutes, and the Credit Agreement, as amended hereby on the First Amendment Effective Date will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(a)    The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment on such date, true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(b)    After giving effect to this Amendment and the transactions contemplated hereby on the First Amendment Effective Date, no Default or Event of Default has occurred and is continuing on the First Amendment Effective Date.
(c)    As of the First Amendment Effective Date and after giving effect to the incurrence of all indebtedness and obligations being incurred on the First Amendment Effective Date in connection herewith, each Loan Party is, individually and together with its Subsidiaries, Solvent.
SECTION 2.02.    Effect of Amendment. (a) This Amendment shall not constitute a novation of the Credit Agreement or any of the other Loan Documents. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders, the Issuing Lender or the Agents under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party hereby expressly acknowledges the terms of this Amendment and (except as expressly set forth herein) reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which such Loan Party is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) such Loan Party’s guarantee of the Obligations under the Guarantee in Section 10.1 of the Credit Agreement, as applicable, and such Loan Party’s grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents. Each Loan Party hereby consents to this Amendment and confirms that all obligations of the Loan Parties under the Loan Documents to which the Loan Parties are a party shall continue to apply to the Credit Agreement, including on and after the First Amendment Effective Date, as amended hereby. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.
(b)    On and after the First Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby on the First Amendment Effective Date. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2.03.    Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF). The jurisdiction and waiver of right to trial by jury provisions in Section 11.12 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
SECTION 2.04.    Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and the First Amendment Arrangers.
SECTION 2.05.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.
SECTION 2.06.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

DAVITA INC.

By:	/s/ Chetan P. Mehta
	Name:	Chetan P. Mehta
	Title:	Group Vice President, Finance

Signature Page to First Amendment
(DaVita, Inc.)

GUARANTORS:

DIALYSIS HOLDINGS, INC.
DVA OF NEW YORK, INC.
DVA HEALTHCARE OF MASSACHUSETTS, INC.
DVA HEALTHCARE RENAL CARE, INC.
DVA RENAL HEALTHCARE, INC.
ISD I HOLDING COMPANY, INC.
ISD II HOLDING COMPANY, INC.
ISD RENAL, INC.
PHYSICIANS DIALYSIS ACQUISITIONS, INC.
RENAL LIFE LINK, INC.
RENAL TREATMENT CENTERS, INC.
RENAL TREATMENT CENTERS – CALIFORNIA, INC.
RENAL TREATMENT CENTERS – ILLINOIS, INC.
RENAL TREATMENT CENTERS – MID-ATLANTIC, INC.
RENAL TREATMENT CENTERS – NORTHEAST, INC.
RENAL TREATMENT CENTERS – WEST, INC.
TOTAL RENAL CARE, INC.
TOTAL RENAL LABORATORIES, INC.
TRC WEST, INC.

By:	/s/ Chetan P. Mehta
	Name:	Chetan P. Mehta
	Title:	Group Vice President

RENAL TREATMENT CENTERS - SOUTHEAST, LP

By:	Renal Treatment Centers, Inc., its general partner
By:	/s/ Chetan P. Mehta
	Name:	Chetan P. Mehta
	Title:	Group Vice President

Signature Page to First Amendment
(DaVita, Inc.)

TOTAL RENAL CARE TEXAS LIMITED PARTNERSHIP

By:	Total Renal Care, Inc., its general partner
By:	/s/ Chetan P. Mehta
	Name:	Chetan P. Mehta
	Title:	Group Vice President

VILLAGEHEALTH DM, LLC

By:	Total Renal Care, Inc., its managing member
By:	/s/ Chetan P. Mehta
	Name:	Chetan P. Mehta
	Title:	Group Vice President

[DVA – Signature Page to First Amendment]

KNICKERBOCKER DIALYSIS, INC. LIBERTY RC, INC. DAVITA OF NEW YORK, INC.

By:	/s/ Matt Henn
	Name:	Matt Henn
	Title:	President

[DVA – Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Kirk Tesch
	Name:	Kirk Tesch
	Title:	Managing Director

[DVA – Signature Page to First Amendment]

Existing Tranche B Term Lenders
The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows:
Cashless Settlement Option

✓ to convert 100% of the outstanding principal amount of the Original Tranche B Term Loan held by such Lender (or such lesser amount allocated to such Lender by the First Amendment Arrangers) into a Tranche B-1 Term Loan in a like principal amount.
Post-Closing Settlement Option

☐ to have 100% of the outstanding principal amount of the Original Tranche B Term Loan held by such Lender prepaid on the First Amendment Effective Date and purchase by assignment a Tranche B-1 Term Loan in the principal amount committed to separately by the undersigned (or such lesser amount allocated to such Lender by the First Amendment Arrangers).

[LENDER NAME], As a Lender (type name of legal entity)

By:
Name:
Title:

If second signature is necessary:

By:
Name:
Title:

[DVA – Signature Page to First Amendment]

To approve the Amendment and to make Tranche B-1 Term Loans on the First Amendment Effective Date in the amount set forth below:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Additional Tranche B-1 Term Lender

By:	/s/ Sara Barton
	Name:	Sara Barton
	Title:	Vice President

Amount of Tranche B-1 Term Commitment:

[DVA – Signature Page to First Amendment]